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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

      SUPPLEMENT DATED DECEMBER 31, 2010 TO PROSPECTUSES DATED JUNE 1, 2010

This Supplement applies to ANNUITYNOTE PORTFOLIOS C SHARE VARIABLE ANNUITY and ANNUITYNOTE PORTFOLIOS A SHARE & ADV VARIABLE ANNUITY Contracts issued on or after June 1, 2010, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements prospectuses dated June 1, 2010, for these Contracts.

You should read this Supplement together with the current prospectus for the Contract you are considering for purchase (the "Annuity Prospectus"), and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

This Supplement provides information on:

     I. new tax rules applicable to annuity contracts under the Small Business Jobs Act of 2010; and

     II.  subadviser changes to the John Hancock Trust.

                       I. SMALL BUSINESS JOBS ACT OF 2010

On September 27, 2010, President Obama signed the Small Business Jobs Act of 2010 (the "Act") into law. The following discussion of the Act is not exhaustive, does not purport to cover all situations that might affect your Contract, and is not intended as tax advice. You should seek independent tax advice for information on whether the Act applies to your circumstances.

HOW, IN GENERAL, DOES THE ACT AFFECT ANNUITY CONTRACTS?

PARTIAL ANNUITIZATIONS: Effective January 1, 2011, the Act amends Section 72(a)(2) of the Internal Revenue Code (the "Code") to permit the tax cost basis, or "investment in the contract," to be allocated pro rata in a deferred annuity contract between (a) the amount of contract value apportioned to an annuity payment option, where permitted under the contract, and (b) the amount of contract value that continues to accumulate in the contract. This type of a transaction is referred to as a "partial annuitization" and could result in the recognition of a lower amount of taxable earnings in amounts received under an annuity contract immediately following the partial annuitization than would be the case for partial withdrawals of an annuity contract's cash value. (Different rules apply if the contract is issued to, or in connection with, a tax-qualified retirement plan.)

THE CONTRACTS DESCRIBED IN THE ANNUITY PROSPECTUS DO NOT PERMIT YOU TO MAKE A PARTIAL ANNUITIZATION DIRECTLY IN THE MANNER CONTEMPLATED IN THE ACT. Accordingly, we will deny any request to apply any amount less than your entire Contract Value to an Annuity Payment Option.

If you take a partial withdrawal of Contract Value and use the withdrawn amount to purchase an immediate annuity contract, or if you make a partial exchange under Section 1035 of the Code directly into an immediate annuity contract, the withdrawal or exchange will be subject to withdrawal charges. For Contracts with a guaranteed minimum withdrawal benefit Rider, the amount you withdraw or exchange may be an Excess Withdrawal that reduces the Benefit Base under your Rider. A withdrawal may also be subject to income tax, withholding requirements and a 10% IRS penalty tax. For additional information, please see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO APPLY LESS THAN YOUR ENTIRE CONTRACT VALUE TO PROVIDE ANNUITY PAYMENTS.

WE REVISE THE FOLLOWING SECTIONS OF THE ANNUITY PROSPECTUS REGARDING THE IMPERMISSIBILITY OF PARTIAL ANNUITIZATIONS

1. V. DESCRIPTION OF THE CONTRACT - WITHDRAWALS - GENERAL

We revise the second paragraph of the section as follows:

     Except as stated below regarding the Lifetime Income Amount, there is no limit on the frequency of partial withdrawals; however, the amount of a partial withdrawal must be at least $300 or, if less, the entire balance in the Investment Options. If after the withdrawal the Contract Value would be reduced to less than $300, we will


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     generally treat the partial withdrawal as a total withdrawal of the
     Contract Value. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.

2. V. DESCRIPTION OF THE CONTRACT - CONTRACT PROVISIONS APPLICABLE AFTER THE MATURITY DATE - GENERAL

We revise the fourth paragraph of and add a new last paragraph to the section as follows:

     Annuity payments are available under the Contract on a fixed basis only. Upon purchase of the Contract, and at any time prior to the Maturity Date, you may select one of the Annuity Options described below (depending on whether you have a single Annuitant or two Covered Persons) or choose an alternate single lump-sum payment. We will apply your entire Contract Value to the option you select on your Contract Maturity Date as described above. If no election is made at Maturity, we will provide the applicable/appropriate Annuity Option as a default. We will provide annuity payments based on the Investment Account value of the Investment Options at the date the Annuity Option commences. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract

     -    we may not change the Annuity Option or the form of settlement; and

     -    your death benefit under the Contract will terminate.

     We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.

                             II. SUBADVISER CHANGES

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED IS NOW JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA)

Effective December 15, 2010, MFC Global Investment Management (U.S.A.) Limited, a subadviser to the John Hancock Trust, changed its name and is now known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited ("John Hancock Asset Management (North America)"). Accordingly, all references in the Annuity Prospectus to "MFC Global Investment Management (U.S.A.) Limited" are replaced with "John Hancock Asset Management (North America)."

JOHN HANCOCK ASSET MANAGEMENT NEW APPOINTMENTS

- Effective January 1, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC ("John Hancock Asset Management") is an additional subadviser to Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Strategy Trust and the Lifestyle Trusts.

- Effective January 1, 2011, John Hancock Asset Management is the subadviser to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.


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WE REVISE THE FOLLOWING SECTIONS OF YOUR ANNUITY PROSPECTUS:

We replace the table that appears on the front cover of your Annuity Prospectus as follows:

          DECLARATION MANAGEMENT RESEARCH LLC

          -    Total Bond Market Trust A

          JOHN HANCOCK ASSET MANAGEMENT

          -    Core Allocation Trust

          -    Core Balanced Trust

          -    Core Disciplined Diversification Trust

          -    Ultra Short Term Bond Trust

          JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) &
          JOHN HANCOCK ASSET MANAGEMENT

          -    Core Fundamental Holdings Trust

          -    Core Global Diversification Trust

          -    Core Strategy Trust

          -    Lifestyle Balanced Trust

          -    Lifestyle Conservative Trust

          -    Lifestyle Growth Trust

          -    Lifestyle Moderate Trust

We insert a new footnote below the table that appears in "IV. General Information about Us, the Separate Accounts and the Portfolios - Portfolio Investment Objectives and Strategies" as follows:

     Effective January 1, 2011, John Hancock Asset Management is an additional subadviser to Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Strategy Trust and the Lifestyle Trusts; and is the subadviser to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.

                       SUPPLEMENT DATED DECEMBER 31, 2010

1303311:0111 - 1   333-164953   333-164954
                   333-143073   333-143075
                   333-143074   333-143076


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